UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Ventas, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
VENTAS, INC.
2021 Annual Meeting
Vote by May 24, 2021
11:59 PM ET

VENTAS, INC. ATTN: CORPORATE SECRETARY 353 NORTH CLARK STREET SUITE 3300 CHICAGO, IL 60654

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You invested in VENTAS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the 2021 Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 25, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting them prior to May 11, 2021. To request a copy of the materials for this or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge for requesting a copy of the materials. Unless requested, you will not otherwise receive a paper or email copy of the materials.

For more information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 25, 2021 8:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/VTR2021

*	Please check the meeting materials for any special requirements for meeting attendance.
V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	Melody C. Barnes	For
1b.	Debra A. Cafaro	For
1c.	Jay M. Gellert	For
1d.	Matthew J. Lustig	For
1e.	Roxanne M. Martino	For
1f.	Marguerite M. Nader	For
1g.	Sean P. Nolan	For
1h.	Walter C. Rakowich	For
1i.	Robert D. Reed	For
1j.	James D. Shelton	For
1k.	Maurice S. Smith	For
2.	Approval, on an advisory basis, of the compensation of our named executive officers.	For
3.	Ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2021.	For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponements thereof.

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